Mark Chancy

Chief Financial Officer

May 16, 2006

UBS Global Financial Services Conference

The following should be read in conjunction with the financial statements, notes and other information contained in the
Company’s Quarterly Report for the period ended March 31, 2006 on Form 10-Q and the 2005 Annual Report found on Form
10-K.

This presentation includes non-GAAP financial measures to describe SunTrust’s performance.  The reconciliation of those measures to GAAP measures can be found in the appendix of this presentation, as well as in SunTrust’s earnings press releases, which can be found on SunTrust’s website in the news section of the investor relations pages.  In this presentation, net interest income, net interest margin and the efficiency ratio are presented on a fully taxable-equivalent (“FTE”) basis, and ratios are presented on an annualized basis. The FTE basis adjusts for the tax-favored status of income from certain loans and investments. The Company believes this measure to be the preferred industry measurement of net interest income and provides relevant comparison between taxable and non-taxable amounts.

This presentation contains forward-looking statements (within the meaning of the Private Securities Litigation Reform Act of
1995) which involve significant risks and uncertainties. The forward-looking statements are intended to be subject to the safe harbor protection provided by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of
1934. Forward-looking statements include statements preceded by, followed by or that include the words “intends,”
“believes,” “expects,” “anticipates,” “plans,” “estimates,” or similar expressions or future conditional verbs such as “will,”
“should,” “would,” and “could.” Actual results could differ materially from those contained in or implied by such statements for a variety of reasons including, but not limited to: changes in interest rates; changes in general business or economic conditions or the competitive banking environment; increases in the  cost of funds resulting from customers pursuing alternatives to bank deposits or shifting from demand deposits to higher-cost products; significant changes in legislation or regulatory requirements, or the fiscal and monetary policies of the federal government and its agencies; significant changes in securities markets or markets for commercial or residential real estate; hurricanes and other natural disasters; litigation; and
changes in accounting principles, policies, or guidelines. These factors and others are described in the Company’s Annual
Report on Form 10-K under the heading “Risk Factors,” as supplemented by the Company’s Quarterly Report on Form 10-Q.
The forward looking statements in this presentation speak only as of the date of this presentation, and SunTrust does not undertake to update any forward-looking statement to reflect circumstances or events that occur after the statement is made.

SunTrust Overview

7th largest commercial banking
organization in the U.S. with $179
billion in assets

We believe the National Commerce
transaction made the “Best Footprint
in Banking” even better

1,677 full service branches including
in-store branches and nearly 2,800
ATMs (at 3/31/06)

2005-2010
Projected
Weighted
Average
Population
Growth 1

SunTrust Branches

Former National Commerce
Branches

3

11.6%

6.3%

SunTrust

National Average

1 Source: SNL Financial.

Note:

the data reflects the 25 largest U.S. banks and thrifts by assets as of December
31, 2005. Weighted average population growth is based on MSA deposits pro forma for pending and completed acquisitions.

0.0

4.0

8.0

12.0

16.0

20.0

Orlando

Atlanta

Washington

DC

Tampa

Nashville

Miami/Ft.

Lauderdale

SunTrust

Weighted

Average

SunTrust Overview

National Average =
6.3%

Top 5 deposit market share in 19 of our 20 regions

Top 3 in 15 regions

Population
Growth %

SunTrust Region

Rank

Atlanta

Nashville

Greater Washington

Central Florida
(Orlando)

South Florida
(Miami/Ft. Lauderdale)

Tampa

1

Source: SNL Financial

1

3

3

3

3

4

2 Projected population growth 2005-2010.

1 Based on the June 2005 FDIC deposit data.

3 Weighted average by deposits based on all SunTrust’s MSAs.

2

1

SunTrust Transformation

Current

1998/99

Enhanced
Franchise

One
Bank

Take the
Lead

Profit
Acceleration

Sales Culture
Transformation

5

3

2

Focused on

efficiency,

ability to

deliver

common

customer

experience

Implemented

series of

operational

initiatives and

common

systems

platform

Implemented sales

strategy referred to

as S  + E

 = Selling,

Serving, Sustaining

client relationships

through Excellence

in Execution

Placing highest

priority on sales,

cross LOB referrals

& client retention

Established high

performance

standards for LOBs

and geographic units

Introduced

new

geographic

structure and

operating

model

Aligned top

talent to key

leadership

positions

Intensified

local market,

client and

sales focus

Implemented

new revenue

initiatives in

key

businesses

Created

process

efficiencies

and

consistency

in key

business

lines

Extended

footprint into

key growth

markets with

Crestar

merger

Collapsed 28

bank

charters

Streamlined

functional

organization

Operating Model Differentiation

        Mid-Atlantic

        Carolinas

        Central

        Florida

6

LOB’s design business and product

strategies with direct feedback from the

geographic partners

Geographic partners are led by regional

leaders who have solid line reporting

relationships with the local Retail,

Commercial and Wealth & Investment

Management heads. They are empowered

to deliver services, products and pricing to

local customers

Local credit decisioning and pricing (most

commercial credit requests are priced and

approved locally)

Local management is held accountable and

their incentive compensation is earned

based on the success of the combined

local LOB’s performance

Geographic partners have weekly sales

meetings with LOBs where specific cross

LOB commitments are made and the

subsequent success tracked

Focused on delivering the whole

institution to customers on an integrated basis

SunTrust Lines of Business

Balanced and diversified business mix

After-Tax Net Income
Contribution by Line
of Business
(As a % of Consolidated
After-Tax Net Income)

1   Quarter 2006

Commercial

20.1%

Corporate and

Investment

Banking

12.1%

Retail

35.8%

Mortgage

15.0%

Wealth and

Investment

Management

8.6%

Corporate Other

and Treasury

8.4%

st

LOB Accomplishments

Net new personal checking account

Successful CD campaign helped drive

Key Initiatives

1 1Q 2006 vs 1Q 2005 unless otherwise noted.

Net new business checking account

New business banking loan production

New business banking deposits

Total home equity production increased
36%

Increase of 10 net new branches

Completed the acquisition of 11

Expanding into Charleston, S.C.

Retail

Execution

2 Does not include legacy NCF data for 2005; includes both legacy SunTrust and NCF data for 2006.

8

2

2

2

1

Streamlined consumer products
and increased the focus on service
quality at branch locations

Launched products and initiatives to
enhance the business banking
client experience

Built a world class home equity
Business and invested in technology
and process improvements

Invested in, and optimized, the retail
delivery networks

sales up 87%

a 131% increase in net new CD/IRA

sales up 52%

up 8%

production up 47%

Wal-Mart Supercenter locations

accounts

$141.6

$190.5

$19.7

$32.6

$850.7

$759.3

$29,519.8

$31,246.0

$67,158.1

$63,527.4

LOB Accomplishments

$528.9

$499.7

Results

(Q1 06 vs. Q1 05) ($ in millions)

Retail

Loans

+6%

+6%

Deposits

Revenue

Noninterest Expense

Net Income

+35%

+12%

+6%

Net Charge-Offs

-40%

Note: for a discussion of factors which affect the comparability of the first quarter of 2006 to the first quarter of 2005, please refer to Management’s Discussion and Analysis in the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2006 as filed with the SEC on May 8, 2006.

Grow the balance sheet
while improving pricing and
spreads

Focus on relationship
management and cross-sell

Improve productivity

Maximize treasury
management  opportunities

Commercial

Improved loan portfolio spread by 10 b.p. from the 4
quarter of 2004

Maintained best in class credit quality

Added to sales force in the Carolinas

Increased STI treasury management sales by 29%

Implemented 40 new/enhanced products

Rated A or A+ on 17 of 18 product and service quality
measures (A+ is the highest rating)

Implemented new incentive plan and performance
management tools

Enhanced sales management process and technology

11Q 2006 vs 1Q 2005 unless otherwise noted.

2 Among companies with $5MM - $250MM in revenue; results based on bi-annual 2004 third party research study; next study is scheduled for 2006.

3 1Q 2006 vs 1Q 2005;  does not include legacy NCF data for 2005; includes both legacy SunTrust and NCF data for 2006.

4 Source: 2006 3rd party research study.

Developed new cross-selling tools - relationship
opportunity, private wealth and treasury management

Generated $13.5 million in capital market fees (1Q 06)

Produced $95 million in new commercial mortgage backed
securities (1Q 06)

Ranked #1 or #2 in lead relationships in 60% of geographic
markets

LOB Accomplishments

10

th

2

3

4

Key Initiatives

Execution

1

$29,950.0

$31,508.4

$106.8

$91.5

LOB Accomplishments

$13,705.4

$13,256.4

$300.7

$267.4

$159.1

$146.7

Results

(Q1 06 vs. Q1 05) ($ in millions)

Commercial

Loans

+5%

+3%

Deposits

Revenue

Noninterest Expense

Net Income

+17%

+12%

+8%

Note: for a discussion of factors which affect the comparability of the first quarter of 2006 to the first quarter of 2005, please refer to Management’s Discussion and Analysis in the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2006 as filed with the SEC on May 8, 2006.

Drove the cross-sell of Capital
Markets products to the
Commercial, Wealth & Investment
Management and Corporate
Banking client bases

Invested in Debt Capital Markets
product capabilities, both new and
existing

Focused initiative to enhance risk
adjusted returns of corporate
clients

Delivered best in class credit
performance

Capital markets revenue cross-sold to:

Corporate Banking clients = $36 million, up
$0.4 million, or 1% in a challenging market

Wealth & Investment Management clients = $5
million, up $2 million, or 75%

Increased product specialists

Increased product offerings

Debt Capital Markets revenue = $92 million, up
$23 million, or 33%

Corporate Banking’s net income after taxes =
$64 million, or 11% better than 1Q 05, excluding
the factoring assets divestiture in March 2005
(12% worse including the divestiture)

Non-accrual loans = $11 million, down $39
million or 78%. Represents 0.06% of total loans

Net recoveries = $395 thousand, up $312
thousand.

Corporate and Investment Banking

1 1Q 2006 vs 1Q 2005 unless otherwise noted.

LOB Accomplishments

12

Key Initiatives

Execution

1

LOB Accomplishments

$123.2

$120.9

$3,133.5

$3,693.2

$13,946.2

$16,106.2

Results

(Q1 06 vs. Q1 05) ($ in millions)

Corporate and Investment Banking

Loans

+15%

+18%

Deposits

Revenue

Noninterest Expense

Net Income

+11%

+8%

+2%

Note: for a discussion of factors which affect the comparability of the first quarter of 2006 to the first quarter of 2005, please refer to Management’s Discussion and Analysis in the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2006 as filed with the SEC on May 8, 2006.

(5)%

(12)%

2 Based on reported GAAP numbers.

$208.5

$236.4

1

2

$225.2

$225.4

$58.0

$72.5

$64.2

$64.2

13

1 Excludes impact of factoring assets divestiture in Q1 2005.

1

2

1

2

1

2

1

2

1

2

Rolled out and implemented new
client management operating
model in Private Wealth Management

Continued to ensure our offerings of
products and services exceeds
those of our competitors

Implemented initiatives which
increased penetration into existing
STI client base

Integrated NCF and First Mercantile
into business units, expanding
opportunities for cross selling

Loan growth 8%

Capital Markets referrals $4

Discretionary assets under

Brokerage assets increased
27% 3/31/06 over 3/31/05

Personal Trust retention
improved over the first quarter
of 2005

Wealth & Investment Management

1 1Q 2006 vs 1Q 2005 unless otherwise noted.

LOB Accomplishments

14

Key Initiatives

Execution

1

million

management increased 7%

3/31/06 over 3/31/05

$331.2

$310.1

$258.4

$241.8

$45.7

$42.7

$9,403.9

$9,217.4

$7,574.3

$8,149.1

Results

(Q1 06 vs. Q1 05) ($ in millions)

Wealth and Investment Management

Loans

+8%

-2%

Deposits

Revenue

Noninterest Expense

Net Income

+7%

+7%

+7%

LOB Accomplishments

Note: for a discussion of factors which affect the comparability of the first quarter of 2006 to the first quarter of 2005, please refer to Management’s Discussion and Analysis in the Companys Quarterly Report on Form 10-Q for the period ended March 31, 2006 as filed with the SEC on May 8, 2006.

Mortgage

1 1Q 2006 vs 1Q 2005 unless otherwise noted.

LOB Accomplishments

16

Key Initiatives

Execution

1

Grow market share

Grow purchase originations faster
than peer average

Increased the size of the Mortgage
sales force

Opened 13 new offices to
expand national footprint to 189 total
Retail offices and 19 total Wholesale offices

Strong emphasis on Mortgage
cross-sell  program

Focused on home equity, deposit,
credit/debit card and other consumer
products

-

Total cross-sold products up
209%, an increase of over
13,000 products sold over the
same period in 2005

Over $20 billion in total
applications, up 42% over 2005

Over $13 billion in purchase
applications, up 53%

$12 billion in total closings, up
34% over 2005

Over $7 billion in purchase
closings, up 52%

-

-

$79.7

$38.2

$143.0

$111.7

21,977.5

28,924.5

$268.8

$170.3

$1,298.4

$1,443.9

Results

(Q1 06 vs. Q1 05) ($ in millions)

Mortgage

Loans

+32%

+11%

Deposits

Revenue

Noninterest Expense

Net Income

+109%

+58%

+28%

LOB Accomplishments

Note: for a discussion of factors which affect the comparability of the first quarter of 2006 to the first quarter of 2005, please refer to Management’s Discussion and Analysis in the Companys Quarterly Report on Form 10-Q for the period ended March 31, 2006 as filed with the SEC on May 8, 2006.

$

$

360 o Relationship Focus

Retail referred $1.1 billion in closed
mortgages – up 42% over 1st Quarter
2005, and made $15 million in referrals
to Wealth & Investment Management

Commercial generated $13.5 million in
capital markets fees

Mortgage cross-sold over 41,000 total
products – up 209%

Cross-LOB Referrals Driving Revenue Growth

CIB

Wealth

&

Invest

Mgmt

Retail

Cmml

Mortgage

SunTrust

Customer

1   Quarter 2006

st

Initiatives Driving Results

Operating Model Well
Established

Sales Culture Firmly in
Place

Sales, Cross-Sales and
Retention Initiatives
Producing Meaningful
Impact

Earnings Momentum

103,216

106,967

110,818

113,828

116,263

90,968

93,065

94,076

95,257

95,292

$0

$20,000

$40,000

$60,000

$80,000

$100,000

$120,000

$140,000

1Q 05

2Q 05

3Q 05

4Q 05

1Q 06

Average Loans: 13% YOY Growth

Average Deposits: 5% YOY Growth

1 Deposits = Consumer and Commercial Deposits.

Loan and Deposit Growth 1

($ in millions)

3.10%

3.13%

3.13%

3.11%

3.21%

3.25%

3.16%

3.12%

3.10%

1.5%

1.7%

1.9%

2.1%

2.3%

2.5%

2.7%

2.9%

3.1%

3.3%

3.5%

1Q 04

2Q 04

3Q 04

4Q 04

1Q 05

2Q 05

3Q 05

4Q 05

1Q 06

Net Interest Margin Trend

Net interest margin has been relatively stable over a two-year horizon despite a flatter yield curve

Net Interest Margin Compared to Peers

3.00

3.05

3.10

3.15

3.20

3.25

3.30

3.35

3.40

3.45

3.50

1Q 04

2Q 04

3Q 04

4Q 04

1Q 05

2Q 05

3Q 05

4Q 05

1Q 06

    Source: SNL Financial

SunTrust achieved a relatively stable NIM while the peer margin declined 22 basis points

3.50

3.55

3.60

3.65

3.70

3.75

3.80

3.85

3.90

3.95

4.00

1Q 04

2Q 04

3Q 04

4Q 04

1Q 05

2Q 05

3Q 05

4Q 05

1Q 06

- 3 b.p.

- 22 b.p.

SunTrust

Peers1

   Peers include Amsouth, Bank of America, BB&T, Comerica, Fifth Third, First Horizon, Keycorp, M&T Bank, National City, PNC, Regions,
   US Bancorp, Wachovia and Wells Fargo.  Numbers presented for peers are averages.

1

0.00

0.10

0.20

0.30

0.40

0.50

0.60

1Q 04

2Q 04

3Q 04

4Q 04

1Q 05

2Q 05

3Q 05

4Q 05

1Q 06

SunTrust

Peer Average

NCOs/Average Loans Compared to Peers

  Peers include AmSouth, Bank of America, BB&T, Comerica, Fifth Third, First Horizon, Keycorp, M&T Bank, National City, PNC, Regions,
  US Bancorp, Wachovia and Wells Fargo.  Numbers presented for peers are averages.

Net charge-offs continue to compare favorably vs. peer group average

1

   Source: SNL Financial

1

1Q2006:

1Q 2006

1Q 2005

1Q2005

Service charges on deposit accounts

$186,185

$184,103

1%

Trust and investment mgmt. and retail

  investment services

223,078

219,658

2%

Other charges and fees

112,382

111,375

1%

Investment banking income and

  trading account profit and commiss.

88,690

94,053

(6)%

Card fees

56,603

48,156

18%

Mortgage related income

107,747

30,207

257%

Other noninterest income

76,717

52,047

47%

Noninterest income before securities

  gains/(losses) and net gain on sale

  of RCM assets

$851,402

$739,599

15%

Securities (losses)/gains and net gain

  on sale of RCM assts

104

14,215

  Total noninterest income

$851,506

$753,814

13%

($ in thousands)

Strong noninterest income growth was mainly driven by an increase in mortgage related income. This included a
$24 million gain on the sale of excess servicing rights, which is consistent with our balanced approach to the mortgage line of business. We anticipate $10-$20 million in MSR gains per quarter for the next two quarters.

Noninterest Income Growth

59.99

61.39

60.94

60.06

58.98

30.00

35.00

40.00

45.00

50.00

55.00

60.00

65.00

2003

2004

2005

Excluding merger related expenses and impact of net gain on sale of factoring assets

Focus on Efficiency

Positive operating leverage for the full year of 2005 drove operating efficiency ratio improvement

1   EPS as originally reported and adjusted for stock splits. There are no adjustments for merger pooling.

2  CAGR based on GAAP EPS excluding merger-related charges.

3  CAGR based on GAAP EPS.

GAAP EPS

4.73

5.19

5.47

0.06

0.17

.84

.93

1.09

1.19

1.31

1.38

1.45

1.64

1.89

2.32

2.56

2.87

3.13

3.04

4.13

4.30

4.72

4.66

0.07

0.14

0.37

0.10

0.09

$0.00

$0.50

$1.00

$1.50

$2.00

$2.50

$3.00

$3.50

$4.00

$4.50

$5.00

$5.50

$6.00

1985

1986

1987

1988

1989

1990

1991

1992

1993

1994

1995

1996

1997

1998

1999

2000

2001

2002

2003

2004

2005

EPS1

Reduction in EPS due to merger-related charges

CAGR = 10%3

CAGR = 0%3

CAGR = 9%2/ 8%3

EPS Growth Back on Track

EPS growth back in line with the long-term trend despite the dilution effect in 2005 from the NCF merger

Improving EPS Trends 1

Strong operating trends translating into quarterly EPS growth despite dilution in 2005 from the NCF merger

EPS excludes after-tax merger expense.  Reconcilement of reported EPS to operating EPS is contained in the appendix.

The impact of net gain on sale of factoring assets

$

27

1.00

1.05

1.10

1.15

1.20

1.25

1.30

1.35

1.40

1.45

1.50

1Q 04

2Q 04

3Q 04

4Q 04

1Q 05

2Q 05

3Q 05

4Q 05

1Q 06

1.28

1.36

1.30

1.31

1.37

1.40

1.37

1.42

1.44

1.46

1

Partner with Retail to improve penetration

Continue to strengthen product offerings and distribution capabilities

Aggressively expand and retain share of emerging wealth segments

Integrate successful private banking units into private wealth management for a

Integrate Alexander Key and SunTrust Securities into SunTrust Investment Services

Continue to enhance capital markets sales into Commercial and Wealth &

Invest in developing new and existing Debt Capital Market product

Capitalize on opportunities in legacy NCF footprint to grow diversified

Make significant investments in Treasury Management products, sales and service

Line of Business Goals

Retail

Mortgage

Corporate and
Investment Banking

Commercial

Wealth and Investment
Management

Leverage merger to capture market share

Grow branch network, emphasis on in-store opportunities and entry into

Improve partnership between business banking and other LOBs to enhance

28

Charleston, S.C.

service and retention

commercial, auto dealer, middle market and institutional/government segments to capture emerging opportunities in the payments business

Investment Management client base

capabilities

more comprehensive approach

to leverage broker platform and achieve efficiencies

Long Term Growth Initiatives

8

-

10%

SunTrust

8

-

10%

8

-

10%

9

-

11%

12

-

14%

8

-

10%

Retail

Commercial

Corporate and Investment

Banking

Wealth & Investment

Management

Mortgage

Long Term Growth

Rate Target

Business Line

8

-

10%

SunTrust

8

-

10%

8

-

10%

9

-

11%

12

-

14%

8

-

10%

Retail

Commercial

Corporate and Investment

Banking

Wealth & Investment

Management

Mortgage

Long Term Growth

Rate Target

Business Line

Long Term Growth Rate Targets Excluding Capital Management Opportunities

Attractive Valuation

Compelling investment opportunity

Note: Price to earnings ratios are based on closing stock prices on May 12, 2006 and average earnings estimates for the next four quarters as compiled by First Call.

Forward PE Ratios

30

MTB

FITB

PNC

RF

WFC

ASO

BBT

KEY

STI

NCC

USB

FHN

CMA

WB

BAC

0.0

2.0

4.0

6.0

8.0

10.0

12.0

14.0

16.0

18.0

16.0

14.3

13.9

13.9

13.5

13.4

13.1

13.0

12.8

12.4

12.2

12.2

11.9

11.7

11.3

Why SunTrust?

Best Footprint in Banking

Relationship Focus Driving Revenue Growth

Earnings Trajectory Back on Track

Best in Class Credit Quality

High Growth Potential

Attractive Valuation

RECONCILEMENTS OF NON-GAAP MEASURES

SunTrust Banks, Inc. and Subsidiaries

RECONCILEMENT OF NON-GAAP MEASURES

APPENDIX A

(Dollars in thousands) (Unaudited)

	Three Months Ended
	March 31 2006	December 31 2005	September 30 2005	June 30 2005	March 31 2005
NON-GAAP MEASURES PRESENTED
Net income	$531,527	$518,471	$510,774	$465,700	$492,294
Securities (gains)/losses, net of tax	(64)	(372)	1,283	17	3,509
Net income excluding securities gains and losses	531,463	518,099	512,057	465,717	495,803
The Coca-Cola Company dividend, net of tax	(13,317)	(12,027)	(12,028)	(12,027)	(12,028)
Net income excluding securities (gains)/losses and The Coca-Cola Company dividend	$518,146	$506,072	$500,029	$453,690	$483,775
Total average assets	$177,618,283	$175,769,140	$169,933,960	$165,253,589	$161,218,222
Average net unrealized securities gains	(1,612,808)	(1,871,230)	(2,102,257)	(1,791,566)	(2,032,787)
Average assets less net unrealized securities gains	$176,005,475	$173,897,910	$167,831,703	$163,462,023	$159,185,435
Total average equity	$17,051,805	$16,875,645	$16,822,919	$16,275,567	$16,119,430
Average accumulated other comprehensive income	(963,683)	(1,126,701)	(1,331,103)	(1,139,477)	(1,285,278)
Total average realized equity	$16,088,122	$15,748,944	$15,491,816	$15,136,090	$14,834,152
Return on average total assets	1.21%	1.17%	1.19%	1.13%	1.24%
Impact of excluding net realized and unrealized securities gains/losses and The Coca-Cola Company dividend	(0.02)	(0.02)	(0.01)	(0.02)	(0.01)
Return on average total assets less net unrealized securities gains[1]	1.19%	1.15%	1.18%	1.11%	1.23%
Return on average total shareholders’ equity	12.64%	12.19%	12.05%	11.48%	12.39%
Impact of excluding net realized and unrealized securities gains/losses and The Coca-Cola Company dividend	0.42	0.56	0.76	0.54	0.84
Return on average realized shareholders’ equity [2]	13.06%	12.75%	12.81%	12.02%	13.23%
Efficiency ratio [3]	59.80%	60.20%	58.62%	61.30%	60.22%
Impact of excluding amortization of intangible assets	(1.33)	(1.41)	(1.49)	(1.56)	(1.66)
Tangible efficiency ratio [4]	58.47%	58.79%	57.13%	59.74%	58.56%
Total shareholders’ equity	$17,157,448	$16,887,395	$16,717,750	$16,646,196	$16,104,259
Goodwill	(6,897,105)	(6,835,168)	(6,841,631)	(6,873,111)	(6,861,721)
Other intangible assets including mortgage servicing rights (“MSRs”)	(1,123,463)	(1,122,967)	(1,112,873)	(1,094,803)	(1,073,154)
Mortgage servicing rights	680,837	657,604	613,467	565,660	514,193
Tangible equity	$9,817,717	$9,586,864	$9,376,713	$9,243,942	$8,683,577
Total assets	$178,876,476	$179,712,841	$172,416,096	$168,952,575	$164,810,954
Goodwill	(6,897,105)	(6,835,168)	(6,841,631)	(6,873,111)	(6,861,721)
Other intangible assets including MSRs	(1,123,463)	(1,122,967)	(1,112,873)	(1,094,803)	(1,073,154)
Mortgage servicing rights	680,837	657,604	613,467	565,660	514,193
Tangible assets	$171,536,745	$172,412,310	$165,075,059	$161,550,321	$157,390,272
Tangible equity to tangible assets [5]	5.72%	5.56%	5.68%	5.72%	5.52%
Noninterest income	$851,506	$797,923	$832,398	$770,909	$753,814
Securities (gains)/losses	(104)	(600)	2,069	27	5,659
Gain on sale of RCM assets, net of related expenses	—	—	(3,508)	—	(19,874)
Total noninterest income excluding securities (gains)/losses and net gain on sale of RCM assets [6]	$851,402	$797,323	$830,959	$770,936	$739,599
Net interest income	$1,179,041	$1,187,036	$1,156,661	$1,123,709	$1,111,560
Taxable-equivalent adjustment	20,338	20,025	19,081	18,720	17,666
Net interest income - FTE	1,199,379	1,207,061	1,175,742	1,142,429	1,129,226
Noninterest income	851,506	797,923	832,398	770,909	753,814
Total revenue - FTE	2,050,885	2,004,984	2,008,140	1,913,338	1,883,040
Securities (gains)/losses	(104)	(600)	2,069	27	5,659
Gain on sale of RCM assets, net of related expenses	—	—	(3,508)	—	(19,874)
Total revenue - FTE excluding securities (gains)/losses and net gain on sale of RCM assets [6]	$2,050,781	$2,004,384	$2,006,701	$1,913,365	$1,868,825

	Three Months Ended
	March 31 2006	December 31 2005	%[7] Change	March 31 2006	March 31 2005	% Change
AVERAGE LOW COST CONSUMER AND COMMERCIAL DEPOSIT RECONCILEMENT
Noninterest bearing deposits	$23,898,646	$24,693,026	(3.2)	$23,898,646	$23,723,080	0.7
NOW accounts	16,999,971	17,011,346	(0.1)	16,999,971	17,479,848	(2.7)
Savings	5,291,229	5,472,928	(3.3)	5,291,229	7,506,923	(29.5)
Total average low cost consumer and commercial deposits	$46,189,846	$47,177,300	(2.1)	$46,189,846	$48,709,851	(5.2)

[1]

SunTrust presents a return on average assets less net unrealized gains on securities. The foregoing numbers reflect primarily adjustments to remove the effects of the Company’s securities portfolio which includes the ownership by the Company of 48.3 million shares of The Coca-Cola Company. The Company uses this information internally to gauge its actual performance in the industry. The Company believes that the return on average assets less the net unrealized securities gains is more indicative of the Company’s return on assets because it more accurately reflects the return on the assets that are related to the Company’s core businesses which are primarily customer relationship and customer transaction driven. The return on average assets less net unrealized gains on securities is computed by dividing annualized net income, excluding securities gains/losses and The Coca-Cola Company dividend, by average assets less net unrealized securities gains.

[2]

The Company also believes that the return on average realized equity is more indicative of the Company’s return on equity because the excluded equity relates primarily to a long term holding of a specific security. The return on average realized shareholders’ equity is computed by dividing annualized net income, excluding securities gains/losses and The Coca-Cola Company dividend, by average realized shareholders’ equity.

[3]

Computed by dividing noninterest expense by total revenue - FTE. The efficiency ratios are presented on an FTE basis. The FTE basis adjusts for the tax-favored status of income from certain loans and investments. The Company believes this measure to be the preferred industry measurement of net interest income and provides relevant comparison between taxable and non-taxable amounts.

[4]

SunTrust presents a tangible efficiency ratio which excludes the cost of intangible assets. The Company believes this measure is useful to investors because, by removing the effect of intangible asset costs (the level of which may vary from company to company) it allows investors to more easily compare the Company’s efficiency to other companies in the industry. This measure is utilized by management to assess the efficiency of the Company and its lines of business.

[5]

SunTrust presents a tangible equity to tangible assets ratio that excludes the impact of purchase accounting intangible assets. The Company believes this measure is useful to investors because, by removing the effect of intangible assets that result from merger and acquisition activity (the level of which may vary from company to company) it allows investors to more easily compare the Company’s capital adequacy to other companies in the industry. This measure is used by management to analyze capital adequacy.

[6]

SunTrust presents total noninterest income and total revenue excluding realized securities gains/losses and the net gain on the sale of RCM assets. The Company believes total noninterest income and total revenue without securities gains/losses is more indicative of the Company’s performance because it isolates income that is primarily customer relationship and customer transaction driven. SunTrust further excludes the net gain on the sale of RCM assets because the Company believes the exclusion of the net gain is more indicative of normalized operations.

[7]	Multiply by 4 to calculate sequential annualized growth or reductions.

SunTrust Banks, Inc. and Subsidiaries

RECONCILEMENT OF NON-GAAP MEASURES

APPENDIX A, continued

(Dollars in thousands) (Unaudited)

	Three Months Ended
	March 31 2006	December 31 2005	September 30 2005	June 30 2005	March 31 2005
SELECTED NON-GAAP MEASURES PRESENTED[1]
Net income	$531,527	$518,471	510,774	465,700	$492,294
Merger expense, net of tax	—	4,053	7,505	33,642	15,958
Net income excluding merger expense	531,527	522,524	518,279	499,342	508,252
Net gain on sale of RCM assets, net of tax	—	—	(2,175)	—	(12,322)
Net income excluding merger expense and net gain on sale of RCM assets	$531,527	$522,524	$516,104	$499,342	$495,930
Diluted earnings per share	$1.46	$1.43	$1.40	$1.28	$1.36
Impact of excluding merger expense	—	0.01	0.02	0.09	0.04
Diluted earnings per share excluding merger expense	1.46	1.44	1.42	1.37	1.40
Impact of net gain on sale of RCM assets	—	—	—	—	(0.03)
Diluted earnings per share excluding merger expense and net gain on sale of RCM assets	$1.46	$1.44	$1.42	$1.37	$1.37
Total revenue - FTE	$2,050,885	$2,004,984	$2,008,140	$1,913,338	$1,883,040
Securities (gains)/losses	(104)	(600)	2,069	27	5,659
Net gain on sale of RCM assets	—	—	(3,508)	—	(19,874)
Total revenue excluding securities (gains)/losses and net gain on sale of RCM assets	$2,050,781	$2,004,384	$2,006,701	$1,913,365	$1,868,825
Noninterest income	$851,506	$797,923	$832,398	$770,909	$753,814
Net gain on sale of RCM assets	—	—	(3,508)	—	(19,874)
Noninterest income excluding net gain on sale of RCM assets	$851,506	$797,923	$828,890	$770,909	$733,940
Noninterest expense	$1,226,491	$1,206,927	$1,177,071	$1,172,825	$1,133,906
Merger expense	—	(6,538)	(12,104)	(54,262)	(25,738)
Noninterest expense excluding merger expense	$1,226,491	$1,200,389	$1,164,967	$1,118,563	$1,108,168
Noninterest expense	$1,226,491	$1,206,927	$1,177,071	$1,172,825	$1,133,906
Amortization of intangible assets	(27,245)	(28,192)	(29,737)	(29,818)	(31,217)
Noninterest expense excluding amortization of intangible assets	$1,199,246	$1,178,735	$1,147,334	$1,143,007	$1,102,689
Return on average total assets	1.21%	1.17%	1.19	1.13	1.24%
Impact of excluding merger expense	—	0.01	0.02	0.08	0.04
Return on average total assets excluding merger expense [2]	1.21%	1.18%	1.21	1.21	1.28%
Return on average total shareholders’ equity	12.64%	12.19%	12.05	11.48	12.39%
Impact of excluding merger expense	—	0.09	0.17	0.83	0.40
Return on average total shareholders’ equity excluding merger expense [3]	12.64%	12.28%	12.22	12.31	12.79%
Efficiency ratio [4]	59.80%	60.20%	58.62	61.30	60.22%
Impact of excluding merger expense	—	(0.33)	(0.61)	(2.84)	(1.37)
Efficiency ratio excluding merger expense	59.80	59.87	58.01	58.46	58.85
Impact of net gain on sale of RCM assets	—	—	0.10	—	0.63
Efficiency ratio excluding merger expense and net gain on sale of RCM assets	59.80%	59.87%	58.11	58.46	59.48%
Tangible efficiency ratio [5]	58.47%	58.79%	57.13	59.74	58.56%
Impact of excluding merger expense	—	(0.33)	(0.60)	(2.84)	(1.37)
Tangible efficiency ratio excluding merger expense	58.47	58.46	56.53	56.90	57.19
Impact of net gain on sale of RCM assets	—	—	0.17	—	0.61
Tangible efficiency ratio excluding merger expense and net gain on sale of RCM assets	58.47%	58.46%	56.70	56.90	57.80%

[1]

SunTrust presents selected financial data on a basis that excludes merger expense, which represents incremental costs to integrate the operations of National Commerce Financial (“NCF”). The Company also presents selected financial data that further excludes the net gain related to the sale of RCM assets. The Company believes the exclusion of these two measures is more reflective of normalized operations.

[2]	Computed by dividing annualized net income excluding merger expense by average total assets.
[3]	Computed by dividing annualized net income excluding merger expense by average total shareholders’ equity.
[4]

Computed by dividing noninterest expense by total revenue - FTE. The efficiency ratios are presented on an FTE basis. The FTE basis adjusts for the tax-favored status of income from certain loans and investments. The Company believes this measure to be the preferred industry measurement of net interest income and provides relevant comparison between taxable and non-taxable amounts.

[5]

SunTrust presents a tangible efficiency ratio which excludes the cost of intangible assets. The Company believes this measure is useful to investors because, by removing the effect of intangible asset costs (the level of which may vary from company to company) it allows investors to more easily compare the Company’s efficiency to other companies in the industry. This measure is utilized by management to assess the efficiency of the Company and its lines of business.

SunTrust Banks, Inc. and Subsidiaries

QUARTER-TO-QUARTER COMPARISON – ACTUAL

APPENDIX B (UNAUDITED)

	Three Months Ended
	March 31 2006	December 31 2005	Increase/(Decrease)		Sequential Annualized [1] %	March 31 2006	March 31 2005	Increase/(Decrease)
			Amount	%				Amount	%
STATEMENTS OF INCOME (Dollars in thousands)
NET INTEREST INCOME	$1,179,041	$1,187,036	($7,995)	(0.7)%	(2.7)%	$1,179,041	$1,111,560	$67,481	6.1%
Provision for loan losses	33,403	48,126	(14,723)	(30.6)	NM	33,403	10,556	22,847	216.4
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	1,145,638	1,138,910	6,728	0.6	2.4	1,145,638	1,101,004	44,634	4.1
NONINTEREST INCOME
Deposit and other fees [2]	355,170	369,987	(14,817)	(4.0)	(16.0)	355,170	343,634	11,536	3.4
Trust and investment management income	168,089	172,900	(4,811)	(2.8)	(11.1)	168,089	164,515	3,574	2.2
Broker / dealer revenue [3]	143,679	140,395	3,284	2.3	9.4	143,679	149,196	(5,517)	(3.7)
Other noninterest income	184,464	114,041	70,423	61.8	NM	184,464	82,254	102,210	124.3
Noninterest income before securities gains/(losses) and net gain on sale of RCM assets [4]	851,402	797,323	54,079	6.8	27.1	851,402	739,599	111,803	15.1
Gain on sale of RCM assets, net of related expenses	—	—	—			—	19,874	(19,874)	—
Noninterest income before securities gains/(losses)	851,402	797,323	54,079	6.8	27.1	851,402	759,473	91,929	12.1
Securities gains/(losses)	104	600	(496)	(82.7)	NM	104	(5,659)	5,763	(101.8)
Total noninterest income	851,506	797,923	53,583	6.7	26.9	851,506	753,814	97,692	13.0
NONINTEREST EXPENSE
Personnel expense	704,965	643,801	61,164	9.5	38.0	704,965	634,793	70,172	11.1
Net occupancy expense	81,044	83,217	(2,173)	(2.6)	(10.4)	81,044	75,851	5,193	6.8
Outside processing and software	94,892	92,305	2,587	2.8	11.2	94,892	82,848	12,044	14.5
Equipment expense	49,448	49,494	(46)	(0.1)	(0.4)	49,448	52,882	(3,434)	(6.5)
Marketing and customer development	42,646	50,133	(7,487)	(14.9)	(59.7)	42,646	31,629	11,017	34.8
Other noninterest expense	226,251	245,197	(18,946)	(7.7)	(30.9)	226,251	198,948	27,303	13.7
Noninterest expense before Affordable Housing impairment charge, amortization of intangible assets and merger expense [5]	1,199,246	1,164,147	35,099	3.0	12.1	1,199,246	1,076,951	122,295	11.4
Impairment charge on Affordable Housing Properties	—	8,050	(8,050)	(100.0)	NM	—	—	—	100.0
Amortization of intangible assets	27,245	28,192	(947)	(3.4)	(13.4)	27,245	31,217	(3,972)	(12.7)
Merger expense	—	6,538	(6,538)	(100.0)	NM	—	25,738	(25,738)	(100.0)
Total noninterest expense	1,226,491	1,206,927	19,564	1.6	6.5	1,226,491	1,133,906	92,585	8.2
INCOME BEFORE INCOME TAXES	770,653	729,906	40,747	5.6	22.3	770,653	720,912	49,741	6.9
Provision for income taxes	239,126	211,435	27,691	13.1	52.4	239,126	228,618	10,508	4.6
NET INCOME	531,527	518,471	13,056	2.5	10.1	531,527	492,294	39,233	8.0
Merger expense, net of tax	—	4,053	(4,053)	(100.0)	NM	—	15,958	(15,958)	(100.0)
NET INCOME EXCLUDING MERGER EXPENSE[4]	531,527	522,524	9,003	1.7	6.9	531,527	508,252	23,275	4.6
Net gain on sale of RCM assets, net of tax	—	—	—			—	(12,322)	12,322	—
NET INCOME EXCLUDING MERGER EXPENSE AND NET GAIN ON SALE OF RCM ASSETS [4]	$531,527	$522,524	$9,003	1.7%	6.9%	$531,527	$495,930	$35,597	7.2%
REVENUE (Dollars in thousands)
Net interest income	$1,179,041	$1,187,036	($7,995)	(0.7)%	(2.7)%	$1,179,041	$1,111,560	$67,481	6.1%
Taxable-equivalent adjustment	20,338	20,025	313	1.6	6.3	20,338	17,666	2,672	15.1
Net interest income - FTE	1,199,379	1,207,061	(7,682)	(0.6)	(2.5)	1,199,379	1,129,226	70,153	6.2
Noninterest income	851,506	797,923	53,583	6.7	26.9	851,506	753,814	97,692	13.0
Total revenue - FTE	2,050,885	2,004,984	45,901	2.3	9.2	2,050,885	1,883,040	167,845	8.9
Securities (gains)/losses	(104)	(600)	496	(82.7)	NM	(104)	5,659	(5,763)	(101.8)
Net gain on sale of RCM assets	—	—	—			—	(19,874)	19,874	—
Total revenue - FTE excluding securities gains/losses and net gain on sale of RCM assets	$2,050,781	$2,004,384	$46,397	2.3%	9.3%	$2,050,781	$1,868,825	$181,956	9.7%
SELECTED AVERAGE BALANCES (Dollars in millions)
Average Loans
Commercial - FTE	$33,065	$32,997	$68	0.2%	0.8%	$33,065	$33,424	($359)	(1.1)%
Real estate home equity lines	13,390	13,068	322	2.5	9.9	13,390	11,574	1,816	15.7
Real estate construction	11,118	10,148	970	9.6	38.2	11,118	9,621	1,497	15.6
Real estate 1-4 family	31,490	29,894	1,596	5.3	21.4	31,490	23,436	8,054	34.4
Real estate commercial	12,780	12,792	(12)	(0.1)	(0.4)	12,780	9,537	3,243	34.0
Business credit card	278	272	6	2.2	9.0	278	198	80	40.4
Consumer - direct	5,285	5,438	(153)	(2.8)	(11.3)	5,285	6,767	(1,482)	(21.9)
Consumer - indirect	8,553	8,899	(346)	(3.9)	(15.6)	8,553	8,384	169	2.0
Nonaccrual and restricted	304	320	(16)	(5.0)	(20.0)	304	275	29	10.5
Total loans	$116,263	$113,828	$2,435	2.1%	8.6%	$116,263	$103,216	$13,047	12.6%
Average deposits
Noninterest bearing deposits	$23,899	$24,693	($794)	(3.2)%	(12.9)%	$23,899	$23,723	$176	0.7%
NOW accounts	17,000	17,011	(11)	(0.1)	(0.3)	17,000	17,480	(480)	(2.7)
Money market accounts	25,628	25,798	(169)	(0.7)	(2.6)	25,628	24,767	861	3.5
Savings	5,291	5,473	(182)	(3.3)	(13.3)	5,291	7,507	(2,216)	(29.5)
Consumer and other time	23,474	22,282	1,192	5.3	21.4	23,474	17,491	5,984	34.2
Total consumer and commercial deposits	95,292	95,257	35	—	—	95,292	90,968	4,325	4.8
Brokered and foreign deposits	24,652	21,010	3,642	17.3	69.3	24,652	13,424	11,227	83.6
Total deposits	$119,944	$116,267	$3,677	3.2%	12.7%	$119,944	$104,392	$15,552	14.9%
SELECTED CREDIT DATA (Dollars in thousands)
Nonaccrual loans	$262,794	$271,974	($9,179)	(3.4)%	(13.5)%	$262,794	$337,057	($74,263)	(22.0)%
Restructured loans	26,949	24,399	2,550	10.5	41.8	26,949	20,071	6,879	34.3
Total nonperforming loans	289,743	296,373	(6,630)	(2.2)	(8.9)	289,743	357,128	(67,385)	(18.9)
Other real estate owned (OREO)	38,920	30,682	8,238	26.9	NM	38,920	27,555	11,365	41.2
Other repossessed assets	5,652	7,160	(1,507)	(21.1)	(84.2)	5,652	7,662	(2,010)	(26.2)
Total nonperforming assets	334,315	$334,215	$100	—%	0.1%	$334,315	$392,345	($58,030)	(14.8)%
Allowance for loan and lease losses	$1,039,247	$1,028,128	$11,119	1.1%	4.3%	$1,039,247	$1,023,746	$15,501	1.5%

[1]

Multiply percentage change by 4 to calculate sequential annualized change. Any sequential annualized change over 100 percent is labeled as “NM”. Those changes over 100 percent were not considered to be meaningful.

[2]	Includes service charges on deposits, card fees and other charges and fees.
[3]	Includes retail investment services, investment banking income and trading account profits and commissions.
[4]

SunTrust presents selected financial data on a basis that excludes merger expense, which represents incremental costs to integrate the operations of NCF. The Company believes the exclusion of merger expense is more reflective of normalized operations. SunTrust also presents noninterest income before securities gains/(losses) and net gain on the sale of RCM assets. The Company believes noninterest income before securities gains/(losses) is more indicative of the Company’s performance because it isolates income that is primarily customer relationship and customer transaction driven. SunTrust further excludes the net gain on the sale of RCM assets because the Company believes the exclusion of the net gain provides better comparability and is more indicative of normalized operations.

[5]

The Company presents noninterest expense before an impairment charge on Affordable Housing Properties, amortization of intangible assets and merger expense. The Company believes the exclusion of these measures provides better comparability and is more reflective of normalized operations.

SunTrust Banks, Inc. and Subsidiaries

RECONCILEMENT OF NON-GAAP MEASURES

APPENDIX C

Corporate and Investment Banking

(in millions)	1st Quarter 2006	1st Quarter 2005	% Change
Net income	$64.2	$72.5	(12)%
Impact of factoring asset divestiture	(0.0)	(14.5)
Net income excluding impact of factoring asset divestiture	64.2	58.0	11%
Revenue - fully taxable-equivalent	225.4	236.4	(5)%
Impact of factoring asset divestiture	(0.2)	(27.9)
Revenue excluding impact of factoring asset divestiture	225.2	208.5	8%

SunTrust Banks, Inc. and Subsidiaries

RECONCILEMENT OF NON-GAAP MEASURES

APPENDIX D

Twelve Months Ended December 31, 2005
Efficiency ratio	60.06%
Impact of excluding merger expense	(1.26)
Efficiency ratio excluding merger expense	58.80
Impact of net gain on sale of factoring assets	0.18
Efficiency ratio excluding merger expense and net gain on sale of factoring assets	58.98%